Exhibit 10.1

Inst #: 200910270001967
200910270001966 Claim Fee: $8.50
Fees: $14.00 N/C Fee: $0.00
10/27/2009 01:05:48 PM
Receipt #: 107641
Requestor:
GOLD DRAGON ENTERPRISES INC
Recorded By: CDE Pgs: 1
DEBBIE CONWAY

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the GOLDEN KNIGHT Lode Mining Claim in the following quarter sections(s):

1/4	Section	Township	Range	Meridian
NE	6	28 SOUTH	60	EAST
NW	5	28 SOUTH	60	EAST

in CLARK County, Nevada, on the 5th day of SEPTEMBER, 2009

RECORDER'S STAMP

Name and mailing address of locator is: GOLD DRAGON ENTERPISES INC
12.F WORLD TRADE CENTRE
No 25 TONGXING STREET HONGSHAN DISTRICT
DALIAN, CHINA

The Claim is approximately 1500 feet long and 600 feet wide, such that 750 feet are claimed in a NORTH direction and 750 feet in a SOUTH direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the SOUTH to the NORTH direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	NE CORNER	NE #1 GOLDEN KNIGHT	2"x 2" x 4' HIGH WOOD POST
No. 2:	SE CORNER	SE #2 GOLDEN KNIGHT	2"x2"x4' HIGH WOOD POST
No. 3:	SW CORNER	SW #3 GOLDEN KNIGHT	2"x2" x 4' HIGH WOOD POST
No. 4:	NW CORNER	NW #4 GOLDEN KNIGHT	2" x 2" x 4' HIGH WOOD POST

As erected on the ground, each corner monument is marked as described above by SCRIBING FELT PEN ON WOOD (e.g. metal tags, paint on posts).
The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 5th day of SEPTEMBER 2009.

SIGNATURE OF LOCATOR:

By [signature] AGENT FOR
Owner, Claimant, or Agent Signature
EMIL LEIRANES
GOLD DRAGON ENTERPRISES INC.
Owner, Claimant, or Agent Name (printed)

From: